Commitments and Contingency	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingency

19 COMMITMENTS AND CONTINGENCY

Future minimum lease payments under non-cancelable operating lease agreements and subleased rent income as of December 31, 2014 are as follows. The Company’s leases do not contain any contingent rent payment terms.

	Minimum rentals	Less: Sublease rental income	Total
	RMB	RMB	RMB
Years ending December 31,
2015	10,246,776	(2,150,000)	8,096,776
2016	6,982,165	—	6,982,165
2017	1,643,156	—	1,643,156

Total	18,872,097	(2,150,000)	16,722,097

Rental expense incurred under operating leases, net of sublease rental income of nil, RMB430,000 and RMB5,160,000, was RMB13,374,000, RMB17,429,306, and RMB11,890,563 for the years ended December 31, 2012, 2013 and 2014, respectively.